UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________

AMENDMENT NO.  2 TO FORM 8-K
__________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2008

MEGA MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-28881	88-0403762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

MEGA MEDIA GROUP, INC.
(Address of principal executive offices)

1122 Coney Island Avenue, Brooklyn, NY	1123 0
(Address of principal agent offices)	(Zip Code)

Registrant’s telephone number, including area code:	(718) 947-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 18, 2008, Mega Media Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Golden Gate Investors, Inc. (the “Investor”).  The aggregate purchase price was $1,500,000 for the initial tranche and the investment was as follows:

The Securities Purchase Agreement includes two tranches.  The initial tranche consists of a 7.00% convertible debenture (the “Debenture”) issued by the Company, in exchange for $100,000 in cash and a 7.25% Secured Promissory Note (the “Promissory Note”) for $1,400,000 issued by the Investor which matures on May 31, 2012.  The Promissory Note contains a prepayment provision which requires the Investor to make prepayments of interest and principal of $200,000 monthly upon satisfaction of certain conditions. One of the conditions to prepayment is that shares of the Company’s Common Stock issued pursuant to the conversion rights under the Debenture must be freely tradable under Rule 144 of the Securities Act of 1933, as amended.  Pursuant to the terms of the Debenture, the Investor shall have the right from time to time, and at any time on or prior to maturity to convert all or any part of the outstanding and unpaid principal amount of this Debenture into fully paid and non-assessable shares of the Company’s Common Stock, $.001 par value per share.  The number of shares of Common Stock to be issued upon each conversion of the Debenture shall be determined by dividing the amount of principal and accrued interest to be converted (“Conversion Amount”) by the applicable conversion price then in effect on the date specified in the notice of conversion, as set forth in Exhibit A to the Debenture (the “Notice of Conversion”).  The conversion price shall be equal to the lesser of: (i)$0.50 or (ii) the average of the lowest three (3) volume weighted average prices of the Company’s Common Stock as reported on the OTC Bulletin Board (the “Volume Weighted Average Price”) during the twenty (20) trading days prior to the date of the Conversion Notice (the “Conversion Date”) multiplied by .75.  As described in the respective instruments, the Debenture provides for an upward adjustment of the interest rate under certain circumstances and the Promissory Note provides for a downward adjustment of the interest rate under certain circumstances.  In addition the Investor is required to prepay $250,000 of the Promissory Note issued on April 18, 2008 on the five month anniversary of the purchase of the Debenture that occurred on April 18, 2008, provided that certain conditions set forth in the Securities Purchase Agreement are satisfied.

Provided that no event of default exists, as defined in the Debenture, the second tranche of the financing consists of the Company selling and the Investor purchasing a debenture in the principal amount of $1,500,000 in exchange for a purchase price of $1,500,000 (the “Second Debenture”), with such purchase price paid via a cash payment of $250,000 and the issuance of a promissory note in the principal amount of $1,250,000 (the “Second Promissory Note”), with the form of and terms of the Second Debenture and the Second Promissory Note and payment of the purchase price subject to the same terms and conditions of the Securities Purchase Agreement, the Debenture and the Promissory Note, provided that the Discount Multiplier (as defined in the Second Debenture) for the Second Debenture shall be 90%, and when the Second Debenture is issued, the term “Debenture” as used in the Securities Purchase Agreement shall be deemed to include the Second Debenture in all respects and when the Second Promissory Note is issued, the term “Promissory Note” as used in the Securities Purchase Agreement shall be deemed to include the Second Promissory Note in all respects.  Pursuant to the Securities Purchase Agreement, the Investor may eliminate the requirement to purchase the Second Debenture by a payment to the Company of $25,000, which payment shall be reduced under certain conditions to $5,000 or $0.  As also set forth in the Securities Purchase Agreement, the Company has the right, during a specified ten trading day period prior to the Investor’s purchase of the Second Debenture, subject to the satisfaction of certain conditions set forth in the Securities Purchase Agreement, to terminate the right of the Investor to purchase the Second Debenture.

If the Investor elects to convert a portion of the Debenture and, on the day that the election is made, the Volume Weighted Average Price per share of the Company’s Common Stock is below $0.04 per share, the Company shall have the right to prepay that portion of the Debenture that the Investor elected to convert, plus any accrued and unpaid interest, at 125% of such amount. In the event that the Company elects to prepay that portion of the Debenture, the Investor shall have the right to withdraw its Conversion Notice.  Pursuant to its terms, the Investor may not convert the principal amount of the Debenture to the extent that, following such conversion, the Investor would beneficially own in excess of 4.99% of the Company’s outstanding Common Stock, which cap may be increased to 9.99% or entirely removed by the Investor on not less than 61 days’ prior notice.

Finally, in the event that the Company obtains a commitment for any other financing (either debt, equity, or a combination thereof) which is to close during the term of the Debenture, Investor shall be entitled to a right of first refusal to enable it to, at Investor’s option, either: (i) match the terms of the other financing, or (ii) add additional principal to the Debenture, in the amount of such other financing, on the same terms and conditions as the Debenture.

Pursuant to the terms of the Securities Purchase Agreement, the Investor does not have any registration rights.

Other than their relationship as a result of the Securities Purchase Agreement, there is no material relationship between the Company and the Investor.

The information set forth above is qualified in its entirety by reference to the actual terms of the Securities Purchase Agreement, Debenture and Promissory Note attached to the Company’s initial 8-K as Exhibits 10.1, 10.2 and 10.3 filed with the SEC on April 23, 2008 and which are incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 of this Current Report.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 of this Current Report.

Upon closing of the above-referenced transactions, we believe that the offer and sale of these securities will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions.  In connection with the sale of these securities, the Company relied on the Investors’ written representations that it was either an “accredited investor” as defined in Rule 501(a) of the Securities and Exchange Commission or a “qualified institutional buyer” as defined in Rule 144A(a).   In addition, neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement *

10.2	Form of Convertible Debenture *

10.3	Form of Promissory Note *

* filed with the initial 8-K filed with the SEC on April 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEGA MEDIA GROUP, INC.

Date: May 5 , 2008	By:	/s/ Alex Shvarts
	Name:	Alex Shvarts
	Title:	Chief Executive Officer.